EXHIBIT 32.1

ROAD MARSHALL, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the the Quarterly Report of Road Marshall, Inc. (the Company) on Form 10-Q for the quarter ended March 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Engchoon Peh, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Engchoon Peh and will be retained by Road Marshall, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 16, 2022

By: /s/ Engchoon Peh

Engchoon Peh,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

ROAD MARSHALL, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the the Quarterly Report of Road Marshall, Inc. (the Company) on Form 10-Q for the quarter ended March 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Guobao Bai, Principal  Financial  Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Guobao Bai and will be retained by Road Marshall, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 16, 2022

By: /s/ Guobao Bai

Guobao Bai,

Chief Financial Officer

(Principal Financial Officer)